                                                             Exhibit 23(a)

                                     AMENDED AND RESTATED DECLARATION OF TRUST
                                                        OF
                                          OPPENHEIMER AMT-FREE MUNICIPALS
                                   (formerly "Oppenheimer Municipal Bond Fund")

               This  DECLARATION OF TRUST,  made as of the 25th day of February,
          1987, by and among the individuals executing this Declaration of Trust as the  Trustees,  and amended and restated  this 20th day of October,
          2003.

               WHEREAS, the Trustees established  Oppenheimer Tax-Free Bond Fund
          (the  "Trust") as a trust fund under the laws of the  Commonwealth  of
          Massachusetts,   for  the   investment  and   reinvestment   of  funds
          contributed  thereto,  under a Declaration of Trust dated February 25,
          1987, as amended by Amended and Restated  Declarations  of Trust dated
          March 11, 1993,  August 21, 1995  September  16, 1996 and November 22,
          2002.

               WHEREAS,  the Trustees,  acting pursuant to Section 12 of ARTICLE
          NINTH and paragraph (s) of Section 4 of ARTICLE SEVENTH of the Trust's
          Amended and  Restated  Declaration  of Trust dated  November 22, 2002, made a permitted  change to said Amended and Restated  Declaration  of
          Trust without shareholder  approval, by changing the name of the Trust from  "Oppenheimer  Municipal  Bond  Fund" as  established  under  the
          Amended and Restated Declaration of Trust dated September 16, 1996, to
          "Oppenheimer  AMT-Free  Municipals,"  said name  change to take effect
          November 7, 2003;

               NOW, THEREFORE,  the Trustees declare that all money and property contributed  to the trust  fund  hereunder  shall be held and  managed under this Declaration of Trust in trust as herein set forth below.

         ARTICLE FIRST - NAME
         -------------   ----

               This Trust shall be known as OPPENHEIMER AMT-FREE MUNICIPALS. The address of Oppenheimer  AMT-Free  Municipals is 6803 South Tucson Way,
          Centennial,   CO  80112.  The  Registered  Agent  for  Service  is  CT
          Corporation, 101 Federal Street, Boston, Massachusetts 02110.

         ARTICLE SECOND - DEFINITIONS
         --------------   -----------

                    Whenever  used  herein,  unless  otherwise  required  by the context or specifically provided:

               1. All terms used in this  Declaration  of Trust that are defined in the 1940 Act (defined  below) shall have the meanings given to them in the 1940 Act.

               2. "1940 Act"  refers to the  Investment  Company Act of 1940 and the Rules and Regulations of the Commission thereunder, all as amended from time to time.

               3.  "Board" or "Board of Trustees"  or the  "Trustees"  means the
          Board of Trustees of the Trust.

               4. "By-Laws"  means the By-Laws of the Trust as amended from time to time.

               5.  "Class"  means a class of a series  of  shares  of the  Trust established and designated  under or in accordance with the provisions of Article FOURTH.

               6. "Commission" means the Securities and Exchange Commission.

               7.  "Declaration  of Trust"  shall mean this Amended and Restated
          Declaration  of Trust as it may be  amended or  restated  from time to time.

               8. "Majority Vote of  Shareholders"  shall mean,  with respect to any  matter on which  the  Shares of the Trust or of a Series or Class thereof,  as the case may be, may be voted, the "vote of a majority of the outstanding  voting securities" (as defined in the 1940 Act or the rules and  regulations of the  Commission  thereunder) of the Trust or such Series or Class, as the case may be.

               9. "Net  asset  value"  means,  with  respect to any Share of any
          Series,  (i) in the case of a Share of a Series  whose  Shares are not divided into Classes,  the quotient  obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the  liabilities  belonging to that Series) by the total  number of Shares of that  Series  outstanding,  and (ii) in the case of a Share of a Class of  Shares  of a Series  whose  Shares  are divided into Classes,  the quotient  obtained by dividing the value of the net assets of that Series allocable to such Class (being the value of the assets  belonging  to that Series  allocable to such Class less the liabilities belonging to such Class) by the total number of Shares of such Class  outstanding;  all  determined  in  accordance  with the methods  and  procedures,  including  without  limitation  those  with respect to rounding, established by the Trustees from time to time.

               10. "Series" refers to series of shares of the Trust  established and designated  under or in accordance  with the provisions of Article
          FOURTH.

               11. "Shareholder" means a record owner of Shares of the Trust.

               12.  "Shares" refers to the  transferable  units of interest into which the  beneficial  interest in the Trust or any Series or Class of the Trust (as the context may  require)  shall be divided from time to time and includes fractions of Shares as well as whole Shares.

               13. "Trust" refers to the Massachusetts business trust created by this Declaration of Trust, as amended or restated from time to time.

               14.  "Trustees"  refers  to  the  individual  trustees  in  their capacity as trustees  hereunder  of the Trust and their  successor  or successors for the time being in office as such trustees.

         ARTICLE THIRD - PURPOSE OF TRUST
         -------------   ----------------

               The  purpose  or  purposes  for which the Trust is formed and the business or objects to be  transacted,  carried on and  promoted by it are as follows:

               1. To hold,  invest or  reinvest  its  funds,  and in  connection therewith to hold part or all of its funds in cash, and to purchase or otherwise  acquire,  hold for  investment  or otherwise,  sell,  lend, pledge,  mortgage,  write  options  on,  lease,  sell  short,  assign, negotiate,  transfer,  exchange  or  otherwise  dispose  of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Declaration of Trust,  without  limitation of the generality  thereof, be deemed to include any stocks,  shares,  bonds, financial futures contracts,  indexes, debentures, notes, mortgages or other obligations,  and any certificates,  receipts, warrants or other instruments representing rights to receive,  purchase or subscribe for the same, or evidencing or representing  any other rights or interests therein, or in any property or assets) created or issued by any issuer
          (which term  "issuer"  shall for the purposes of this  Declaration  of
          Trust,  without  limitation of the  generality  thereof,  be deemed to include any persons, firms,  associations,  corporations,  syndicates, business trusts,  partnerships,  investment  companies,  combinations, organizations,  governments, or subdivisions thereof) and in financial
          instruments   (whether   they  are   considered   as   securities   or
          commodities); and to exercise, as owner or holder of any securities or financial  instruments,  all rights,  powers and privileges in respect thereof;  and to do any and all acts and things for the  preservation, protection,  improvement  and  enhancement in value of any or all such securities or financial instruments.

               2. To borrow money and pledge  assets in  connection  with any of the  objects or  purposes  of the Trust,  and to issue  notes or other obligations evidencing such borrowings, to the extent permitted by the
          1940 Act and by the Trust's fundamental  investment policies under the
          1940 Act.

               3. To issue and sell its Shares in such  Series and  Classes  and amounts and on such terms and  conditions,  for such  purposes and for such amount or kind of  consideration  (including  without  limitation thereto,  securities)  now or  hereafter  permitted by the laws of the
          Commonwealth of Massachusetts and by this Declaration of Trust, as the
          Trustees may determine.

               4. To purchase or otherwise  acquire,  hold,  dispose of, resell, transfer,  reissue,  redeem or cancel its  Shares,  or to  classify or reclassify  any unissued  Shares or any Shares  previously  issued and reacquired  of any Series or Class into one or more  Series or Classes that may have been  established  and designated from time to time, all without the vote or consent of the  Shareholders  of the Trust, in any
          manner  and  to  the  extent  now  or  hereafter   permitted  by  this
          Declaration of Trust.

               5. To conduct  its  business  in all its  branches at one or more offices in New York,  Colorado and elsewhere in any part of the world, without restriction or limit as to extent.

               6. To carry out all or any of the foregoing  objects and purposes as principal or agent,  and alone or with  associates or to the extent now or hereafter  permitted by the laws of Massachusetts,  as a member of, or as the owner or holder of any  securities or other  instruments of, or share of interest in, any issuer,  and in connection  therewith or make or enter into such deeds or contracts  with any issuers and to do such acts and  things and to  exercise  such  powers,  as a natural person could lawfully make, enter into, do or exercise.

               7. To do any and all such further acts and things and to exercise any and all  such  further  powers  as may be  necessary,  incidental, relative, conducive,  appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing  purposes or objects.

               The  foregoing  objects and purposes  shall,  except as otherwise expressly  provided,  be in no way limited or  restricted by reference to, or  inference  from,  the terms of any other clause of this or any other Article of this Declaration of Trust, and shall each be regarded as  independent  and  construed  as  powers  as  well as  objects  and purposes, and the enumeration of specific purposes, objects and powers shall not be  construed to limit or restrict in any manner the meaning of general  terms or the general  powers of the Trust now or hereafter conferred by the laws of the Commonwealth of  Massachusetts  nor shall the expression of one thing be deemed to exclude another, though it be of a similar or dissimilar nature, not expressed;  provided,  however, that the Trust  shall  not  carry on any  business,  or  exercise  any powers,  in any state,  territory,  district or country  except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

         ARTICLE FOURTH - SHARES
         --------------   ------

                    1. The  beneficial  interest  in the Trust  shall be divided into  Shares,  all with $.001 par value per  share,  but the
                    Trustees shall have the authority from time to time, without obtaining shareholder approval, to create one or more Series of Shares in addition to the Series specifically established and  designated  in part 3 of this  Article  FOURTH,  and to divide  the shares of any  Series  into two or more  Classes pursuant to part 2 of this Article FOURTH,  all as they deem necessary or  desirable,  to establish  and  designate  such
                    Series and Classes,  and to fix and  determine  the relative rights and  preferences  as between the different  Series of
                    Shares or Classes as to right of  redemption  and the price, terms and manner of redemption,  liabilities and expenses to be borne by any Series or Class, special and relative rights as to dividends and other  distributions and on liquidation,
                    sinking  or  purchase   fund   provisions,   conversion   on
                    liquidation,  conversion  rights, and conditions under which the several Series or Classes shall have  individual  voting rights or no voting  rights.  Except as  established  by the
                    Trustees with respect to such Series or Classes, pursuant to the  provisions  of  this  Article  FOURTH,  and  except  as otherwise  provided  herein,  all  Shares  of the  different
                    Series and Classes of a Series, if any, shall be identical.

               (a) The number of  authorized  Shares and the number of Shares of each  Series  and  each  Class  of a  Series  that  may be  issued  is unlimited, and the Trustees may issue Shares of any Series or Class of any  Series  for  such  consideration  and on such  terms  as they may determine (or for no  consideration if pursuant to a Share dividend or split-up),  or may reduce  the number of issued  Shares of a Series or
          Class in  proportion  to the relative net asset value of the Shares of
          such  Series  or  Class,   all  without  action  or  approval  of  the
          Shareholders. All Shares when so issued on the terms determined by the
          Trustees  shall be fully paid and  non-assessable.  The  Trustees  may classify or reclassify  any unissued  Shares or any Shares  previously issued and reacquired of any Series into one or more Series or Classes of Series that may be established  and  designated  from time to time.
          The  Trustees  may hold as treasury  Shares (of the same or some other
          Series),  reissue for such consideration and on such terms as they may determine,  or  cancel,  at their  discretion  from time to time,  any
          Shares reacquired by the Trust.

               (b) The  establishment and designation of any Series or any Class of any Series in addition to that established and designated in part 3 of  this  Article  FOURTH  shall  be  effective  upon  either  (i) the execution by a majority of the Trustees of an instrument setting forth such  establishment  and  designation  and  the  relative  rights  and preferences  of such  Series  or such  Class of such  Series,  whether directly  in such  instrument  or by  reference  to, or  approval  of, another  document that sets forth such relative rights and preferences
          of  the  Series  or  any  Class  of  any  Series  including,   without
          limitation,  any  registration  statement of the Trust,  (ii) upon the execution  of an  instrument  in  writing  by an  officer of the Trust pursuant  to the  vote of a  majority  of the  Trustees,  or  (iii) as otherwise  provided in either such instrument.  At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a majority of their  number or by an officer of the Trust  pursuant to a vote of a majority of the  Trustees  abolish that Series or Class
          and  the  establishment  and  designation  thereof.   Each  instrument
          referred  to  in  this  paragraph   shall  be  an  amendment  to  this
          Declaration  of Trust,  and the Trustees  may make any such  amendment without shareholder approval.

               (c) Any  Trustee,  officer or other  agent of the Trust,  and any organization in which any such person is interested may acquire,  own, hold and dispose of Shares of any Series or Class of any Series of the
          Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may  purchase  Shares of any Series or Class of any Series  from any such person or any such  organization  subject only to the  general  limitations,  restrictions  or other  provisions applicable  to the sale or  purchase of Shares of such Series or Class generally.

                    2. (a)  Classes.  The  Trustees  shall  have  the  exclusive authority from time to time,  without obtaining  shareholder approval,  to divide the  Shares of any  Series  into two or more  Classes as they deem  necessary or  desirable,  and to establish and designate  such Classes.  In such event,  each
                    Class  of  a  Series  shall   represent   interests  in  the
                    designated  Series  of  the  Trust  and  have  such  voting, dividend, liquidation and other rights as may be established and  designated  by the Trustees.  Expenses and  liabilities related directly or indirectly to the Shares of a Class of a
                    Series  may be  borne  solely  by such  Class  (as  shall be determined by the Trustees) and, as provided in this Article
                    FOURTH.  The bearing of expenses and liabilities solely by a
                    Class of Shares of a Series shall be appropriately reflected
                    (in the manner  determined by the Trustees) in the net asset value, dividend and liquidation rights of the Shares of such
                    Class of a Series.  The  division  of the Shares of a Series into Classes and the terms and conditions  pursuant to which the Shares of the Classes of a Series will be issued must be made in compliance  with the 1940 Act. No division of Shares of a Series into  Classes  shall result in the creation of a
                    Class of  Shares  having a  preference  as to  dividends  or
                    distributions   or  a   preference   in  the  event  of  any
                    liquidation,  termination or winding up of the Trust, to the extent such a preference  is prohibited by Section 18 of the
                    1940 Act as to the Trust.  The fact that a Series shall have
                    initially  been  established  and  designated   without  any
                    specific establishment or designation of Classes (i.e., that all  Shares of such  Series are ----  initially  of a single
                    Class),   or  that  a  Series   shall  have  more  than  one
                    established  and  designated  Class,  shall  not  limit  the
                    authority  of  the  Trustees  to  establish   and  designate
                    separate Classes, or one or more additional Classes, of said
                    Series without  approval of the holders of the initial Class thereof,  or previously  established and designated Class or
                    Classes thereof.

               (b) Class Differences. The relative rights and preferences of the
          Classes  of any  Series  may  differ  in such  other  respects  as the
          Trustees may  determine to be  appropriate  in their sole  discretion, provided  that  such  differences  are  set  forth  in the  instrument establishing  and designating  such Classes and executed by a majority of the  Trustees  (or by an  instrument  executed by an officer of the
          Trust pursuant to a vote of a majority of the Trustees).

               The relative rights and preferences of each Class of Shares shall be the same in all  respects  except  that,  and  unless and until the
          Board  of  Trustees  shall  determine  otherwise:  (i)  when a vote of
          Shareholders  is required  under this  Declaration  of Trust or when a meeting of Shareholders is called by the Board of Trustees, the Shares of a Class shall vote  exclusively  on matters  that affect that Class only;  (ii) the expenses and  liabilities  related to a Class shall be borne solely by such Class (as  determined and allocated to such Class by the Trustees from time to time in a manner  consistent with parts 2 and 3 of  this  Article  FOURTH);  and  (iii)  pursuant  to part 10 of
          Article  NINTH,  the Shares of each Class shall have such other rights and  preferences  as are set  forth  from  time  to  time in the  then
          effective  prospectus  and/or  statement  of  additional   information
          relating to the Shares.  Dividends and  distributions on each Class of
          Shares may differ from the  dividends and  distributions  on any other such Class, and the net asset value of each Class of Shares may differ from the net asset value of any other such Class.

               3. Without  limiting  the  authority of the Trustees set forth in parts 1 and 2 of this Article  FOURTH to establish  and  designate any further Series or Classes of Series,  the Trustees  hereby confirm the establishment  one Series of Shares having the same name as the Trust, said shares having  previously been divided into three Classes,  which are designated as Class A, Class B and Class C shares.  In addition to the rights and preferences  described in parts 1 and 2 of this Article
          FOURTH  with  respect to Series and  Classes,  the Series and  Classes established  hereby  shall have the  relative  rights and  preferences described  in this part 3 of this  Article  FOURTH.  The Shares of any
          Series  or  Class  that  may  from  time to time  be  established  and designated  by the  Trustees  shall  (unless  the  Trustees  otherwise determine  with  respect  to some  Series  or  Classes  at the time of establishing  and  designating  the same) have the following  relative rights and preferences:

               (a)  Assets  Belonging  to  Series or  Class.  All  consideration received by the Trust for the issue or sale of Shares of a  particular
          Series or any Class  thereof,  together  with all assets in which such
          consideration  is  invested  or  reinvested,   all  income,  earnings,
          profits, and proceeds thereof, including any proceeds derived from the sale,  exchange  or  liquidation  of such  assets,  and any  funds  or payments  derived from any  reinvestment  of such proceeds in whatever form the same may be, shall irrevocably belong to that Series (and may be allocated to any Classes thereof) for all purposes, subject only to the rights of  creditors,  and shall be so recorded  upon the books of account of the Trust. Such consideration,  assets,  income,  earnings, profits, and proceeds thereof, including any proceeds derived from the sale,  exchange  or  liquidation  of such  assets,  and any  funds  or payments derived from any  reinvestment of such proceeds,  in whatever form the same may be,  together  with any General  Items  allocated to that Series as provided in the following sentence, are herein referred to as "assets  belonging to" that Series.  In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments  which  are not  readily  identifiable  as  belonging  to any particular Series  (collectively  "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series established  and  designated  from time to time in such  manner and on such basis as they, in their sole discretion, deem fair and equitable;
          and any General Items so allocated to a particular Series shall belong to that Series (and be  allocable to any Classes  thereof).  Each such allocation by the Trustees  shall be  conclusive  and binding upon the
          Shareholders of all Series (and any Classes thereof) for all purposes.
          No Shareholder or former Shareholder of any Series or Class shall have a claim on or any right to any assets  allocated  or  belonging to any other Series or Class.

               (b)  (1)  Liabilities   Belonging  to  Series.  The  liabilities,
          expenses,  costs,  charges and  reserves  attributable  to each Series shall  be  charged  and  allocated  to the  assets  belonging  to each particular Series. Any general liabilities,  expenses,  costs, charges and reserves of the Trust which are not  identifiable  as belonging to any  particular  Series shall be allocated and charged by the Trustees to and among any one or more of the Series  established and designated from time to time in such manner and on such basis as the  Trustees in their  sole  discretion  deem  fair and  equitable.  The  liabilities, expenses, costs, charges and reserves allocated and so charged to each
          Series are  herein  referred  to as  "liabilities  belonging  to" that
          Series. Each allocation of liabilities,  expenses,  costs, charges and reserves by the  Trustees  shall be  conclusive  and binding  upon the shareholders of all Series for all purposes.

               (2) Liabilities Belonging to a Class. If a Series is divided into more than one Class, the  liabilities,  expenses,  costs,  charges and reserves attributable to a Class shall be charged and allocated to the
          Class to which such liabilities,  expenses, costs, charges or reserves are attributable. Any general liabilities, expenses, costs, charges or reserves  belonging  to the  Series  which  are  not  identifiable  as belonging to any  particular  Class shall be allocated  and charged by the  Trustees to and among any one or more of the Classes  established and  designated  from time to time in such manner and on such basis as the Trustees in their sole  discretion  deem fair and  equitable.  The liabilities,  expenses,  costs,  charges and reserves allocated and so charged to each Class are herein referred to as "liabilities belonging to" that Class.  Each  allocation  of  liabilities,  expenses,  costs, charges and reserves by the Trustees  shall be conclusive  and binding upon the holders of all Classes for all purposes.

               (c)  Dividends.  Dividends  and  distributions  on  Shares  of  a particular  Series  or Class may be paid to the  holders  of Shares of that  Series  or  Class,  with  such  frequency  as the  Trustees  may determine,  which may be daily or  otherwise  pursuant  to a  standing resolution or resolutions  adopted only once or with such frequency as the Trustees may  determine,  from such of the income,  capital  gains accrued  or  realized,  and  capital  and  surplus,  from  the  assets belonging to that Series, or in the case of a Class, belonging to such
          Series  and  being  allocable  to  such  Class,  as the  Trustees  may
          determine,   after  providing  for  actual  and  accrued   liabilities
          belonging to such Series or Class. All dividends and  distributions on
          Shares of a particular  Series or Class shall be distributed  pro rata to the  Shareholders  of such  Series  or Class in  proportion  to the number of Shares of such Series or Class held by such  Shareholders at the  date and  time of  record  established  for the  payment  of such dividends  or  distributions,  except  that  in  connection  with  any dividend  or  distribution  program  or  procedure  the  Trustees  may determine that no dividend or distribution  shall be payable on Shares as to which the  Shareholder's  purchase order and/or payment have not been received by the time or times  established  by the Trustees under such program or procedure.  Such  dividends and  distributions  may be made in cash or  Shares  of that  Series  or  Class  or a  combination thereof as  determined by the Trustees or pursuant to any program that the  Trustees  may have in effect at the time for the election by each
          Shareholder of the mode of the making of such dividend or distribution to that Shareholder.  Any such dividend or distribution paid in Shares will  be  paid  at the  net  asset  value  thereof  as  determined  in accordance with part 13 of Article SEVENTH.  Notwithstanding  anything in this Declaration of Trust to the contrary,  the Trustees may at any time declare and  distribute a dividend of stock or other property pro rata among the  Shareholders  of a  particular  Series or Class at the date and time of record  established for the payment of such dividends or distributions.

               (d)  Liquidation.  In the event of the liquidation or dissolution of  the  Trust  or  any  Series  or  Class  thereof,  the
          Shareholders  of each  Series and all Classes of each Series that have been established and designated and are being liquidated and dissolved shall be  entitled  to  receive,  as a Series  or  Class,  when and as declared by the Trustees,  the excess of the assets  belonging to that
          Series  or,  in the  case of a Class,  belonging  to that  Series  and allocable to that Class, over the liabilities belonging to that Series or Class.  Upon the  liquidation  or  dissolution  of the Trust or any
          Series or Class  pursuant to this part 3(d) of this Article FOURTH the
          Trustees  shall make  provisions  for the  payment of all  outstanding obligations,  taxes and other liabilities,  accrued or contingent,  of the Trust or that Series or Class.  The assets so distributable to the
          Shareholders  of any particular  Class and Series shall be distributed among such  Shareholders in proportion to the relative net asset value of such Shares.  The liquidation of the Trust or any particular Series or Class  thereof may be  authorized at any time by vote of a majority of the Trustees or  instrument  executed by a majority of their number then in  office,  provided  the  Trustees  find that it is in the best interest of the  Shareholders  of such Series or Class or as otherwise provided in this  Declaration of Trust or the instrument  establishing such Series or Class.  The Trustees  shall provide  written  notice to affected  shareholders of a termination  effected under this part 3(d)
          of this Article FOURTH.

               (e) Transfer. All Shares of each particular Series or Class shall be  transferable,  but  transfers of Shares of a particular  Class and
          Series  will be recorded  on the Share  transfer  records of the Trust applicable  to such  Series  or Class of that  Series,  as kept by the
          Trust or by any transfer or similar agent, as the case may be, only at such times as  Shareholders  shall have the right to require the Trust to redeem  Shares of such  Series or Class of that  Series and at such other times as may be permitted by the Trustees.

               (f)  Equality.  Except as  provided  herein or in the  instrument designating  and  establishing  any  Series or Class,  all Shares of a particular  Series or Class  shall  represent  an equal  proportionate interest in the assets  belonging to that Series,  or in the case of a
          Class,  belonging to that Series and allocable to that Class, (subject to the liabilities  belonging to that Series or that Class),  and each
          Share of any  particular  Series or Class shall be equal to each other
          Share of that Series or Class;  but the  provisions  of this  sentence shall not restrict  any  distinctions  permissible  under this Article
          FOURTH that may exist with respect to Shares of the different  Classes of a Series.  The Trustees may from time to time divide or combine the
          Shares  of any  particular  Class or Series  into a greater  or lesser number of Shares of that Class or Series  provided  that such division or combination does not change the proportionate  beneficial  interest in the assets  belonging  to that Series or allocable to that Class or in any way affect the rights of Shares of any other Class or Series.

               (g) Fractions.  Any fractional  Share of any Class or Series,  if any such fractional Share is outstanding,  shall carry proportionately all the  rights  and  obligations  of a whole  Share of that Class and
          Series, including those rights and obligations with respect to voting, receipt of dividends  and  distributions,  redemption  of Shares,  and liquidation of the Trust.

               (h)   Conversion   Rights.   Subject  to   compliance   with  the
          requirements of the 1940 Act, the Trustees shall have the authority to provide  that (i) holders of Shares of any Series shall have the right to exchange  said  Shares  into Shares of one or more other  Series of
          Shares,  (ii)  holders of shares of any Class  shall have the right to exchange  said Shares into Shares of one or more other  Classes of the same or a  different  Series,  and/or  (iii) the Trust  shall have the right to carry out  exchanges of the  aforesaid  kind, in each case in accordance with such requirements and procedures as may be established by the Trustees.

               (i)  Ownership  of  Shares.  The  ownership  of  Shares  shall be recorded on the books of the Trust or of a transfer  or similar  agent for the Trust,  which books  shall be  maintained  separately  for the
          Shares  of each  Class  and  Series  that  has  been  established  and designated.  No certification  certifying the ownership of Shares need be issued except as the Trustees may otherwise  determine from time to time.  The Trustees may make such rules as they  consider  appropriate
          for  the  issuance  of  Share  certificates,   the  use  of  facsimile
          signatures,  the  transfer of Shares and similar  matters.  The record books of the Trust as kept by the  Trust or any  transfer  or  similar agent,  as the case  may be,  shall  be  conclusive  as to who are the
          Shareholders  and as to the  number of Shares of each Class and Series held from time to time by each such Shareholder.

               (j) Investments in the Trust. The Trustees may accept investments in the  Trust  from  such  persons  and on such  terms  and  for  such consideration,  not inconsistent  with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash,  securities  or other  property  in which  the appropriate  Series is  authorized to invest,  hold or own,  valued as provided in part 13, Article  SEVENTH.  The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to  accept  orders  for the  purchase  or sale of  Shares  that conform to such  authorized  terms and to reject any  purchase or sale orders for Shares whether or not conforming to such authorized terms.

         ARTICLE FIFTH - SHAREHOLDERS' VOTING POWERS AND MEETINGS
         -------------   ----------------------------------------

               The  following  provisions  are hereby  adopted  with  respect to voting Shares of the Trust and certain other rights:

               1. The Shareholders shall have the power to vote only (a) for the election of Trustees when that issue is submitted to Shareholders,  or removal of Trustees  to the extent and as  provided in Article  SIXTH,
          (b) with respect to the amendment of this  Declaration of Trust to the extent and as provided in part 12, Article NINTH,  (c) with respect to transactions  with respect to the Trust, a Series or Class as provided
          in  part  4(a),   Article  NINTH,  (d)  to  the  same  extent  as  the
          shareholders of a Massachusetts business corporation, as to whether or not  a  court  action,  proceeding  or  claim  should  be  brought  or maintained  derivatively  or as a class  action on behalf of the Trust any  Series,  Class or the  Shareholders,  (e) with  respect  to those matters  relating  to the Trust as may be  required by the 1940 Act or required by law, by this  Declaration of Trust,  or the By-Laws of the
          Trust  or any  registration  statement  of the  Trust  filed  with the
          Commission  or any State,  or as the Trustees may consider  desirable, and (f) with respect to any other matter as to which the Trustees,  in their sole discretion, shall submit to the Shareholders.

               2. The Trust will not hold  shareholder  meetings unless required by the 1940 Act, the provisions of this  Declaration of Trust,  or any other  applicable law. The Trustees may call a meeting of shareholders from time to time.

               3. As to each matter  submitted to a vote of  Shareholders,  each
          Shareholder  shall be entitled to one vote for each whole Share and to a proportionate  fractional vote for each fractional Share standing in such  Shareholder's name on the books of the Trust irrespective of the
          Series  thereof or the Class  thereof and all Shares of all Series and
          Classes shall vote together as a single Class; provided, however, that
          (i) as to any matter with  respect to which a separate  vote of one or more  Series or  Classes  thereof is  required  by the 1940 Act or the provisions of the writing  establishing  and designating the Series or
          Class, such requirements as to a separate vote by such Series or Class thereof  shall  apply in lieu of all Shares of all Series and  Classes thereof voting  together as a single Class;  and (ii) as to any matter which affects only the interests of one or more  particular  Series or
          Classes  thereof,  only  the  holders  of  Shares  of the  one or more affected Series or Classes thereof shall be entitled to vote, and each such Series or Class shall vote as a separate  Class.  All Shares of a
          Series shall have identical  voting rights,  and all Shares of a Class of a Series shall have identical voting rights. Shares may be voted in person  or by  proxy.  Proxies  may  be  given  by or on  behalf  of a
          Shareholder  orally or in writing  or  pursuant  to any  computerized, telephonic, or mechanical data gathering process.

               4. Except as required  by the 1940 Act or other  applicable  law, the presence in person or by proxy of one-third of the Shares entitled to vote  shall  be a  quorum  for the  transaction  of  business  at a
          Shareholders'  meeting,  provided,  however,  that if any action to be taken by the Shareholders of a Series or Class requires an affirmative vote of a majority, or more than a majority, of the Shares outstanding and entitled to vote,  then with respect to voting on that  particular issue the  presence in person or by proxy of the holders of a majority of the Shares outstanding and entitled to vote at such a meeting shall constitute a quorum for the  transaction  of business  with respect to such issue.  Any number  less than a quorum  shall be  sufficient  for adjournments.  If at any  meeting of the  Shareholders  there shall be less than a quorum  present with  respect to a particular  issue to be voted on, such meeting may be adjourned,  without further notice, with respect  to such  issue  from  time to time  until a  quorum  shall be present  with  respect to such  issue,  but voting may take place with respect  to issues  for  which a quorum is  present.  Any  meeting  of
          Shareholders,  whether or not a quorum is  present,  may be  adjourned with  respect  to any one or more  items of  business  for any  lawful purpose, provided that no meeting shall be adjourned for more than six months beyond the originally  scheduled date. Any adjourned session or sessions may be held,  within a reasonable time after the date for the original  meeting without the necessity of further notice.  A majority of the Shares  voted at a meeting  at which a quorum is present  shall decide any  questions  and a plurality  shall elect a Trustee,  except when a different  vote is required by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or By-Laws.

               5. Each  Shareholder,  upon  request to the Trust in proper  form determined  by the Trust,  shall be  entitled  to require the Trust to redeem from the net assets of that Series all or part of the Shares of such Series and Class  standing in the name of such  Shareholder.  The method of computing  such net asset value,  the time at which such net asset  value shall be  computed  and the time  within  which the Trust shall  make  payment  therefor,  shall be  determined  as  hereinafter
          provided   in   Article   SEVENTH  of  this   Declaration   of  Trust.
          Notwithstanding  the  foregoing,   the  Trustees,  when  permitted  or
          required  to do so by the  1940  Act,  may  suspend  the  right of the
          Shareholders to require the Trust to redeem Shares.

               6. No  Shareholder  shall,  as such  holder,  have  any  right to purchase or  subscribe  for any Shares of the Trust which it may issue or sell,  other than such  right,  if any, as the  Trustees,  in their discretion, may determine.

               7. All persons who shall  acquire  Shares shall  acquire the same subject to the provisions of the Declaration of Trust.

               8.  Cumulative  voting for the election of Trustees  shall not be allowed.

         ARTICLE SIXTH - THE TRUSTEES
         -------------   ------------

               1. The persons who shall act as Trustees  until their  successors
          are  duly  chosen  and  qualify  are  the  trustees   executing   this
          Declaration of Trust or any counterpart thereof.  However, the By-Laws of the Trust may fix the  number of  Trustees  at a number  greater or lesser  than the  number of initial  Trustees  and may  authorize  the
          Trustees to increase or decrease the number of  Trustees,  to fill any vacancies  on the Board which may occur for any reason  including  any vacancies  created by any such increase in the number of Trustees,  to set and alter the terms of office of the  Trustees  and to lengthen or lessen  their own terms of  office  or make  their  terms of office of indefinite duration, all subject to the 1940 Act, as amended from time to time, and to this Article SIXTH.  Unless otherwise  provided by the
          By-Laws of the Trust, the Trustees need not be Shareholders.

               2. A Trustee  at any time may be removed  either  with or without cause  by  resolution  duly  adopted  by the  affirmative  vote of the holders of two-thirds of the outstanding Shares,  present in person or by proxy at any meeting of Shareholders called for such purpose;  such a meeting shall be called by the Trustees when requested in writing to do so by the  record  holders  of not less than ten per  centum of the outstanding  Shares.  A Trustee  may also be  removed  by the Board of
          Trustees, as provided in the By-Laws of the Trust.

               3.  The  Trustees  shall  make  available  a list  of  names  and addresses of all  Shareholders  as recorded on the books of the Trust, upon  receipt of the  request  in writing  signed by not less than ten
          Shareholders  (who have  been  shareholders  for at least six  months)
          holding in the  aggregate  shares of the Trust valued at not less than
          $25,000 at current  offering  price (as defined in the then  effective
          Prospectus and/or Statement of Additional  Information relating to the
          Shares under the Securities Act of 1933, as amended from time to time)
          or holding  not less than 1% in amount of the entire  amount of Shares issued and outstanding; such request must state that such Shareholders wish to communicate with other  Shareholders  with a view to obtaining signatures to a request for a meeting to take action  pursuant to part
          2 of this Article SIXTH and be accompanied by a form of  communication to the Shareholders.  The Trustees may, in their  discretion,  satisfy their  obligation  under this part 3 by either  making  available  the
          Shareholder list to such  Shareholders at the principal offices of the
          Trust, or at the offices of the Trust's transfer agent, during regular business hours, or by mailing a copy of such communication and form of request, at the expense of such requesting Shareholders,  to all other
          Shareholders,  and the Trustees may also take such other action as may be permitted under Section 16(c) of the 1940 Act.

         ARTICLE SEVENTH - POWERS OF TRUSTEES
         ---------------   ------------------

               The following  provisions  are hereby  adopted for the purpose of defining,  limiting  and  regulating  the  powers  of the  Trust,  the
          Trustees and the Shareholders.

               1. As soon as any Trustee is duly elected by the  Shareholders or the  Trustees  and shall have  accepted  this Trust,  the Trust estate shall  vest  in  the  new  Trustee  or  Trustees,  together  with  the continuing Trustees,  without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

               2. The death, declination,  resignation,  retirement, removal, or incapacity of the Trustees,  or any one of them,  shall not operate to annul  or  terminate  the  Trust or any  Series  but the  Trust  shall continue  in full  force  and  effect  pursuant  to the  terms of this
          Declaration of Trust.

               3. The assets of the Trust shall be held  separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the  Trust  shall  at all  times be  considered  as  vested  in the
          Trustees.  No  Shareholder  shall  have,  as a  holder  of  beneficial interest in the Trust,  any  authority,  power or right  whatsoever to transact  business for or on behalf of the Trust,  or on behalf of the
          Trustees,  in connection  with the property or assets of the Trust, or in any part thereof.

               4. The Trustees in all instances shall act as principals, and are and shall be free from the control of the  Shareholders.  The Trustees shall have full power and authority to do any and all acts and to make and execute,  and to authorize the officers and agents of the Trust to make and execute,  any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the
          Trustees shall not in any way be bound or limited by present or future laws or  customs in regard to Trust  investments,  but shall have full authority  and power to make any and all  investments  which they,  in their  uncontrolled  discretion  and  to  the  same  extent  as if the
          Trustees  were the sole  owners  of the  assets  of the  Trust and the business  in their own right,  shall  deem  proper to  accomplish  the purpose of this Trust.  Subject to any  applicable  limitation in this
          Declaration  of Trust or by the By-Laws of the Trust,  and in addition to the powers otherwise granted herein,  the Trustees shall have power and authority:

               (a) to adopt By-Laws not  inconsistent  with this  Declaration of
          Trust  providing  for  the  conduct  of the  business  of  the  Trust, including meetings of the Shareholders and Trustees, and other related matters,  and to amend and repeal  them to the extent that they do not reserve that right to the Shareholders;

               (b) to elect and remove such  officers and appoint and  terminate such officers as they consider  appropriate with or without cause, and to appoint and terminate agents and consultants and hire and terminate employees,  any one or more of the foregoing of whom may be a Trustee, and may  provide  for the  compensation  of all of the  foregoing;  to appoint  and  designate  from among the  Trustees  or other  qualified persons such committees as the Trustees may determine and to terminate any such committee and remove any member of such committee;

               (c) to employ as custodian of any assets of the Trust one or more banks,  trust  companies,  companies  that are  members  of a national securities exchange, or any other entity qualified and eligible to act as a custodian  under the 1940 Act, as modified by or  interpreted  by any  applicable  order or  orders  of the  Commission  or any rules or
          regulations  adopted  or  interpretive   releases  of  the  Commission
          thereunder, subject to any conditions set forth in this Declaration of
          Trust  or in  the  By-Laws,  and  may  authorize  such  depository  or custodian to employ subcustodians or agents;

               (d) to  retain  one  or  more  transfer  agents  and  shareholder servicing  agents,  or both, and may authorize such transfer agents or servicing agents to employ sub-agents;

               (e) to provide for the  distribution  of Shares either  through a principal underwriter or the Trust itself or both or otherwise;

               (f) to set record dates by  resolution  of the Trustees or in the manner provided for in the By-Laws of the Trust;

               (g) to delegate such authority as they consider  desirable to any officers  of  the  Trust  and  to  any  investment  advisor,  manager, custodian or underwriter, or other agent or independent contractor;

               (h) to vote or give assent,  or exercise any rights of ownership, with respect to stock or other  securities  or property  held in Trust hereunder;  and to  execute  and  deliver  powers  of  attorney  to or otherwise authorize by standing policies adopted by the Trustees, such person or persons as the Trustees shall deem proper,  granting to such
          person  or  persons  such  power  and  discretion   with  relation  to
          securities or property as the Trustees shall deem proper;

               (i) to exercise  powers and rights of  subscription  or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

               (j) to hold any security or property in a form not indicating any trust,  whether  in bearer,  unregistered  or other  negotiable  form, either in its own name or in the name of a custodian,  subcustodian or a nominee or nominees or otherwise;

               (k)  to   consent  to  or   participate   in  any  plan  for  the
          reorganization, consolidation or merger of any corporation or concern, any  security  of  which  is  held in the  Trust;  to  consent  to any contract,  lease,  mortgage,  purchase,  or sale of  property  by such corporation or concern, and to pay calls or subscriptions with respect to any security or instrument held in the Trust;

               (l) to join with other  holders of any security or  instrument in acting through a committee,  depositary,  voting trustee or otherwise, and in that connection to deposit any security or instrument  with, or transfer any security to, any such  committee,  depositary or trustee, and to delegate to them such power and authority  with relation to any security  (whether or not so deposited or transferred) as the Trustees shall deem proper,  and to agree to pay,  and to pay,  such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

               (m) to sue or be sued in the name of the Trust;

               (n) to compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in  controversy  including,  but not limited to, claims for taxes;

               (o) to make,  by  resolutions  adopted by the  Trustees or in the manner provided in the By-Laws, distributions of income and of capital gains to Shareholders;

               (p) to borrow money and to pledge,  mortgage or  hypothecate  the assets  of the Trust or any part  thereof,  to the  extent  and in the manner permitted by the 1940 Act;

               (q) to enter into  investment  advisory or management  contracts,
          subject  to  the  1940  Act,  with  any  one  or  more   corporations,
          partnerships, trusts, associations or other persons;

               (r) to make loans of cash and/or  securities  or other  assets of the Trust;

               (s) to change the name of the Trust or any Class or Series of the
          Trust as they consider appropriate without prior shareholder approval;

               (t) to establish officers' and Trustees' fees or compensation and fees or compensation  for committees of the Trustees to be paid by the
          Trust or each Series thereof in such manner and amount as the Trustees may determine;

               (u) to invest all or any portion of the Trust's assets in any one or more registered investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or investment  companies or by any other means approved by the Trustees;

               (v) to determine  whether a minimum  and/or  maximum value should apply to accounts holding shares, to fix such values and establish the procedures to cause the involuntary redemption of accounts that do not satisfy such criteria; and

               (w) to enter into joint ventures, general or limited partnerships and any other combinations or associations;

               (x) to endorse  or  guarantee  the  payment of any notes or other
          obligations   of  any  person;   to  make  contracts  of  guaranty  or
          suretyship, or otherwise assume liability for payment thereof;

               (y) to purchase and pay for entirely out of Trust  property  such insurance and/or bonding as they may deem necessary or appropriate for the conduct of the business, including, without limitation,  insurance policies insuring the assets of the Trust and payment of distributions and principal on its  portfolio  investments,  and insurance  policies insuring the  Shareholders,  Trustees,  officers,  employees,  agents,
          consultants,    investment   advisors,    managers,    administrators,
          distributors,  principal underwriters,  or independent contractors, or any  thereof  (or  any  person  connected  therewith),  of  the  Trust individually  against  all  claims  and  liabilities  of every  nature arising by reason of holding,  being or having held any such office or position,  or by reason of any  action  alleged  to have been taken or omitted by any such person in any such capacity,  including any action taken or omitted  that may be  determined  to  constitute  negligence, whether or not the Trust would have the power to indemnify such person against such liability;

               (z) to pay pensions for faithful service,  as deemed  appropriate by the  Trustees,  and to adopt,  establish  and  carry  out  pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement,  incentive  and  benefit  plans,  trusts  and  provisions, including the purchasing of life insurance and annuity  contracts as a means of providing such retirement and other benefits,  for any or all of the Trustees, officers, employees and agents of the Trust;

               (aa) to adopt on behalf of the Trust or any Series  with  respect to any Class  thereof a plan of  distribution  and related  agreements thereto  pursuant  to the  terms of Rule  12b-1 of the 1940 Act and to make  payments  from the  assets of the Trust or the  relevant  Series pursuant to said Rule 12b-1 Plan;

               (bb) to operate  as and carry on the  business  of an  investment company and to exercise all the powers  necessary and  appropriate  to the conduct of such operations;

               (cc) to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell,  reissue,  dispose of, and otherwise deal in Shares and, subject  to the  provisions  set forth in  Article  FOURTH and part 4,
          Article  FIFTH,   to  apply  to  any  such   repurchase,   redemption,
          retirement,  cancellation  or  acquisition  of  Shares  any  funds  or property of the Trust,  or the  particular  Series of the Trust,  with respect to which such Shares are issued;

               (dd) in general to carry on any other business in connection with or  incidental  to any  of  the  foregoing  powers,  to do  everything necessary, suitable or proper for the accomplishment of any purpose or the  attainment  of  any  object  or  the  furtherance  of  any  power hereinbefore  set forth,  either alone or in association  with others, and to do every other act or thing  incidental  or  appurtenant  to or growing out of or connected  with the aforesaid  business or purposes, objects or powers.

               The foregoing  clauses shall be construed  both as objectives and powers, and the foregoing  enumeration of specific powers shall not be held to limit or  restrict  in any  manner the  general  powers of the
          Trustees.  Any action by one or more of the Trustees in their capacity as such hereunder  shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

               5. No one dealing with the Trustees shall be under any obligation to make any inquiry  concerning  the authority of the Trustees,  or to see to the application of any payments made or property transferred to the Trustees or upon their order.

               6. (a) The Trustees  shall have no power to bind any  Shareholder personally or to call upon any  Shareholder for the payment of any sum of money or assessment  whatsoever  other than such as the Shareholder may at any time personally  agree to pay by way of subscription to any
          Shares or otherwise.  This paragraph  shall not limit the right of the
          Trustees to assert claims against any shareholder  based upon the acts or omissions of such shareholder or for any other reason.

               (b) Whenever this  Declaration  of Trust calls for or permits any action to be taken by the Trustees  hereunder,  such action shall mean that  taken by the  Board of  Trustees  by vote of the  majority  of a quorum of  Trustees  as set forth from time to time in the  By-Laws of the Trust or as required by the 1940 Act.

               (c) The  Trustees  shall  possess and  exercise  any and all such additional  powers as are  reasonably  implied from the powers  herein contained such as may be necessary or convenient in the conduct of any business  or  enterprise  of the  Trust,  to do and  perform  anything necessary,  suitable,  or proper for the  accomplishment of any of the purposes, or the attainment of any one or more of the objects,  herein enumerated,  or  which  shall  at  any  time  appear  conducive  to or expedient for the  protection  or benefit of the Trust,  and to do and perform  all other  acts and things  necessary  or  incidental  to the purposes herein before set forth,  or that may be deemed  necessary by the Trustees. Without limiting the generality of the foregoing, except as otherwise  provided  herein or in the 1940 Act, the Trustees  shall not in any way be  bound or  limited  by  present  or  future  laws or customs in regard to trust investments,  but shall have full authority and  power  to make  any and  all  investments  that  they,  in  their discretion, shall deem proper to accomplish the purpose of this Trust.

               (d)  The  Trustees  shall  have  the  power,  to the  extent  not inconsistent with the 1940 Act, to determine  conclusively whether any moneys,  securities,  or other  properties  of the Trust are,  for the purposes of this Trust,  to be  considered as capital or income and in what manner any expenses or  disbursements  are to be borne as between capital  and income  whether or not in the  absence of this  provision such  moneys,  securities,  or other  properties  would be regarded as capital or income and whether or not in the absence of this  provision such expenses or disbursements  would ordinarily be charged to capital or to income.

               7. The By-Laws of the Trust may divide the Trustees  into classes and  prescribe  the tenure of office of the  several  classes,  but no class of Trustee shall be elected for a period  shorter than that from the time of the election following the division into classes until the next meeting of Trustees and  thereafter for a period shorter than the interval between meetings of Trustees or for a period longer than five years,  and the term of office of at least one class shall expire each year.

               8. The Shareholders shall, for any lawful purpose, have the right to inspect the  records,  documents,  accounts and books of the Trust, subject to reasonable  regulations  of the  Trustees,  not contrary to
          Massachusetts law, as to whether and to what extent, and at what times and places,  and under what  conditions  and  regulations,  such right shall be exercised.

               9. Any officer  elected or  appointed  by the  Trustees or by the
          Shareholders or otherwise, may be removed at any time, with or without cause.

               10. The Trustees shall have power to hold their meetings, to have an office or offices  and,  subject to the  provisions  of the laws of
          Massachusetts,  to  keep  the  books  of the  Trust  outside  of  said
          Commonwealth  at such places as may from time to time be designated by them.  Action  may be taken  by the  Trustees  without  a  meeting  by unanimous  written  consent  or by  telephone  or  similar  method  of communication.

               11.  Securities  held by the Trust shall be voted in person or by proxy  by the  President  or a  Vice-President,  or  such  officer  or officers of the Trust or such other agent of the Trust as the Trustees shall designate or otherwise authorize by standing policies adopted by the Trustees for the purpose,  or by a proxy or proxies thereunto duly authorized by the Trustees.

               12. (a) Subject to the  provisions  of the 1940 Act, any Trustee, officer or employee,  individually,  or any  partnership  of which any
          Trustee,  officer or employee may be a member,  or any  corporation or association  of which  any  Trustee,  officer  or  employee  may be an officer,  partner,  director,  trustee,  employee or  stockholder,  or otherwise  may  have  an  interest,  may  be a  party  to,  or  may be pecuniarily or otherwise interested in, any contract or transaction of the  Trust,  and  in  the  absence  of  fraud  no  contract  or  other transaction shall be thereby affected or invalidated; provided that in such case a Trustee, officer or employee or a partnership, corporation or  association  of which a Trustee,  officer or employee is a member, officer, director,  trustee, employee or stockholder is so interested, such fact shall be  disclosed or shall have been known to the Trustees including those Trustees who are not so interested and who are neither
          "interested"  nor  "affiliated"  persons as those terms are defined in the  1940  Act,  or a  majority  thereof;  and any  Trustee  who is so interested,  or who is also a  director,  officer,  partner,  trustee, employee or stockholder of such other  corporation or a member of such partnership or association  which is so interested,  may be counted in determining  the  existence of a quorum at any meeting of the Trustees which shall authorize any such contract or  transaction,  and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not so interested.

               (b) Specifically,  but without  limitation of the foregoing,  the
          Trust may enter into a management or investment  advisory  contract or underwriting  contract and other  contracts with, and may otherwise do business with any manager or  investment  advisor for the Trust and/or principal  underwriter of the Shares of the Trust or any subsidiary or affiliate of any such manager or investment  advisor and/or  principal underwriter  and may permit any such firm or corporation to enter into any contracts or other arrangements with any other firm or corporation relating to the Trust  notwithstanding  that the Trustees of the Trust may be composed in part of partners,  directors, officers or employees of any such firm or  corporation,  and  officers of the Trust may have been or may be or become partners, directors, officers or employees of any such firm or  corporation,  and in the  absence of fraud the Trust and any such firm or corporation may deal freely with each other,  and no such contract or transaction between the Trust and any such firm or corporation shall be invalidated or in any way affected  thereby,  nor shall any Trustee or officer of the Trust be liable to the Trust or to any  Shareholder  or creditor  thereof or to any other  person for any loss incurred by it or him solely because of the existence of any such contract or  transaction;  provided that nothing  herein shall protect any  director  or officer of the Trust  against any  liability  to the trust or to its  security  holders  to which  he  would  otherwise  be subject by reason of willful misfeasance,  bad faith, gross negligence or  reckless  disregard  of the duties  involved in the conduct of his office.

               (c) As used in this paragraph the following  terms shall have the meanings set forth below:

               (i) the term  "indemnitee"  shall  mean  any  present  or  former
          Trustee,  officer  or  employee  of the Trust,  any  present or former
          Trustee,  partner,  Director or officer of another trust, partnership, corporation or association  whose  securities are or were owned by the
          Trust or of which the  Trust is or was a  creditor  and who  served or serves in such  capacity at the  request of the Trust,  and the heirs, executors,  administrators,  successors  and  assigns  of  any  of the foregoing;  however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original  indemnitee rather than that of the heir, executor, administrator, successor or assignee;

               (ii) the term  "covered  proceeding"  shall mean any  threatened, pending  or  completed  action,  suit or  proceeding,  whether  civil, criminal,  administrative or investigative,  to which an indemnitee is or was a party or is  threatened  to be made a party by  reason of the fact or facts under which he or it is an indemnitee as defined above;

               (iii)  the  term   "disabling   conduct"   shall   mean   willful
          misfeasance,  bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

               (iv) the term "covered  expenses" shall mean expenses  (including attorney's  fees),  judgments,  fines and amounts  paid in  settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

               (v) the term  "adjudication  of liability"  shall mean, as to any covered proceeding and as to any indemnitee,  an adverse determination
          as  to  the  indemnitee  whether  by  judgment,   order,   settlement,
          conviction or upon a plea of nolo contendere or its equivalent.

               (d) The Trust shall not indemnify any  indemnitee for any covered expenses in any covered  proceeding if there has been an  adjudication of liability  against such indemnitee  expressly based on a finding of disabling conduct.

               (e) Except as set forth in paragraph  (d) above,  the Trust shall
          indemnify  any  indemnitee   for  covered   expenses  in  any  covered
          proceeding, whether or not there is an adjudication of liability as to such  indemnitee,  such  indemnification  by  the  Trust  to be to the fullest extent now or hereafter permitted by any applicable law unless the  By-laws  limit or  restrict  the  indemnification  to  which  any indemnitee  may be  entitled.  The Board of Trustees  may adopt by-law provisions to implement subparagraphs (c), (d) and (e) hereof.

               (f)  Nothing  herein  shall be deemed to affect  the right of the
          Trust  and/or  any  indemnitee  to acquire  and pay for any  insurance covering any or all indemnities to the extent  permitted by applicable law or to  affect  any  other  indemnification  rights  to  which  any indemnitee may be entitled to the extent  permitted by applicable law.
          Such rights to indemnification shall not, except as otherwise provided by law,  be  deemed  exclusive  of any  other  rights  to  which  such indemnitee  may be entitled  under any  statute,  By-Law,  contract or otherwise.

               13. The Trustees are empowered, in their absolute discretion,  to establish the bases or times,  or both, for  determining the net asset value per Share of any Class and  Series in  accordance  with the 1940
          Act and to authorize the  voluntary  purchase by any Class and Series, either directly or through an agent, of Shares of any Class and Series upon  such  terms and  conditions  and for such  consideration  as the
          Trustees shall deem advisable in accordance with the 1940 Act.

               14.  Payment  of the net  asset  value per Share of any Class and
          Series properly  surrendered to it for redemption shall be made by the
          Trust within seven days,  or as  specified  in any  applicable  law or regulation,  after tender of such stock or request for  redemption  to the Trust for such purpose together with any additional  documentation that may be reasonably  required by the Trust or its transfer agent to evidence the authority of the tenderor to make such request,  plus any period of time during  which the right of the holders of the shares of such Class of that  Series to require  the Trust to redeem such shares has  been  suspended.  Any  such  payment  may be  made  in  portfolio securities  of such  Class  of that  Series  and/or  in  cash,  as the
          Trustees shall deem advisable,  and no Shareholder shall have a right, other than as determined by the Trustees,  to have Shares  redeemed in kind.

               15. The Trust shall have the right,  at any time,  without  prior notice to the  Shareholder  to redeem  Shares of the Class and  Series held by a  Shareholder  held in any account  registered in the name of such  Shareholder  for its  current net asset  value,  for any reason, including,  but not  limited  to,  (i)  the  determination  that  such redemption  is necessary  to reimburse  either that Series or Class of the Trust or the  distributor  (i.e.,  principal  underwriter)  of the
          Shares for any loss either has  sustained  by reason of the failure of such  Shareholder to make timely and good payment for Shares purchased or  subscribed  for by such  Shareholder,  regardless  of whether such
          Shareholder  was a  Shareholder  at  the  time  of  such  purchase  or subscription,  (ii)  the  failure  of a  Shareholder  to  supply a tax identification  number if  required  to do so,  (iii) the failure of a
          Shareholder  to pay when due for the purchase of Shares  issued to him and subject to and upon such terms and  conditions as the Trustees may from time to time  prescribe,  (iv)  pursuant  to  authorization  by a
          Shareholder  to pay fees or make other  payments  to one or more third
          parties,   including,   without  limitation,   any  affiliate  of  the
          investment  advisor of the Trust or any Series thereof,  or (v) if the aggregate net asset value of all Shares of such Shareholder  (taken at cost or value,  as  determined by the Board) has been reduced below an amount  established  by the Board of Trustees from time to time as the minimum amount required to be maintained by Shareholders.

         ARTICLE EIGHTH - LICENSE
         --------------   -------

               The name  "Oppenheimer"  included in the name of the Trust and of any Series  shall be used  pursuant to a  royalty-free,  non-exclusive license from OppenheimerFunds, Inc. ("OFI"), incidental to and as part of any one or more advisory, management or supervisory contracts which may be entered into by the Trust with OFI.  Such  license  shall allow
          OFI to inspect  and subject to the control of the Board of Trustees to control the nature and quality of services  offered by the Trust under such name.  The license may be terminated by OFI upon  termination  of such advisory,  management or  supervisory  contracts or without cause upon 60 days' written notice,  in which case neither the Trust nor any
          Series  or  Class  shall  have  any  further  right  to use  the  name
          "Oppenheimer" in its name or otherwise and the Trust, the Shareholders and its officers and Trustees shall promptly take whatever  action may be necessary to change its name and the names of any Series or Classes accordingly.

         ARTICLE NINTH - MISCELLANEOUS:
         -------------   -------------

               1. In case any Shareholder or former Shareholder shall be held to be  personally  liable  solely by reason of his being or having been a
          Shareholder and not because of his acts or omissions or for some other reason,  the Shareholder or former  Shareholder (or the  Shareholders'
          heirs, executors,  administrators or other legal representatives or in the case of a  corporation  or other  entity,  its  corporate or other general  successor)  shall be entitled  out of the Trust  estate to be held  harmless  from and  indemnified  against  all  loss and  expense arising  from such  liability.  The Trust  shall,  upon request by the
          Shareholder,  assume the  defense of any such claim made  against  any
          Shareholder  for any act or  obligation  of the Trust and  satisfy any judgment thereon.

               2. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any  other  form of a legal  relationship  other  than a trust,  as contemplated in Massachusetts  General Laws Chapter 182. No individual
          Trustee  hereunder  shall  have any power to bind the Trust  unless so authorized by the Trustees, or to personally bind the Trust's officers or any  Shareholder.  All persons  extending credit to, doing business with,  contracting  with or having or asserting  any claim against the
          Trust or the Trustees shall look only to the assets of the appropriate
          Series for payment  under any such  credit,  transaction,  contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents,  whether past,  present or future,  shall be personally liable therefor;  notice of such  disclaimer  and agreement  thereto shall be given in each  agreement,  obligation  or  instrument  entered into or
          executed  by  Trust  or  the  Trustees.   There  is  hereby  expressly
          disclaimed   Shareholder  and  Trustee  liability  for  the  acts  and
          obligations of the Trust.  Nothing in this  Declaration of Trust shall protect a Trustee  or  officer  against  any  liability  to which such
          Trustee or  officer  would  otherwise  be subject by reason of willful misfeasance,  bad faith, gross negligence or reckless disregard of the duties  involved  in the  conduct  of the office of Trustee or of such officer hereunder.

               3. The exercise by the  Trustees of their  powers and  discretion
          hereunder   in  good  faith  and  with   reasonable   care  under  the
          circumstances   then  prevailing,   shall  be  binding  upon  everyone
          interested. Subject to the provisions of part 2 of this Article NINTH, the Trustees shall not be liable for errors of judgment or mistakes of fact or law.  Subject  to the  foregoing,  (a)  Trustees  shall not be responsible  or liable in any event for any neglect or  wrongdoing  of any officer,  agent,  employee,  consultant,  advisor,  administrator, distributor or principal underwriter,  custodian or transfer, dividend disbursing,  Shareholder  servicing or accounting  agent of the Trust, nor shall any  Trustee be  responsible  for the act or omission of any other  Trustee;  (b) the  Trustees may take advice of counsel or other experts with respect to the meaning and operations of this Declaration of Trust, applicable laws, contracts, obligations, transactions or any other business the Trust may enter into, and subject to the provisions of part 2 of this Article  NINTH,  shall be under no liability for any act or  omission  in  accordance  with such  advice or for  failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written  reports made to the Trustees by any officer appointed by them, any independent public accountant,  and
          (with  respect to the subject  matter of the  contract  involved)  any officer,  partner  or  responsible  employee  of a party  who has been appointed  by the  Trustees or with whom the Trust has entered  into a contract  pursuant  to  Article  SEVENTH.  The  Trustees  shall not be required  to give  any  bond as  such,  nor  any  surety  if a bond is required.

               4. This  Trust  shall  continue  without  limitation  of time but subject to the provisions of sub-sections (a) and (b) of this part 4.

               (a) Subject to  applicable  Federal and State law,  and except as otherwise provided in part 5 of this Article NINTH, the Trustees, with the Majority Vote of Shareholders of an affected Series or Class,  may sell and convey all or substantially  all the assets of that Series or
          Class  (which sale may be subject to the  retention  of assets for the payment  of  liabilities  and  expenses  and  may be in the  form of a statutory merger to the extent permitted by applicable law) to another issuer or to another Series or Class of the Trust for a  consideration which  may be or  include  securities  of such  issuer or may merge or consolidate with any other corporation,  association,  trust, or other organization  or may sell,  lease, or exchange all or a portion of the
          Trust property or Trust property allocated or belonging to such Series or Class,  upon such terms and conditions  and for such  consideration when and as authorized by such vote. Such transactions may be effected through  share-for-share  exchanges,  transfers  or  sale  of  assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.  Upon making  provision for the payment of liabilities, by assumption by such issuer or otherwise, the
          Trustees shall distribute the remaining  proceeds among the holders of the  outstanding  Shares of the  Series or Class,  the assets of which have been so  transferred,  in  proportion  to the  relative net asset value of such Shares.

               (b) Upon completion of the distribution of the remaining proceeds or the  remaining  assets as  provided  in  sub-section  (a) hereof or pursuant to part 3(d) of Article FOURTH, as applicable, the Series the assets of which have been so transferred  shall terminate,  and if all the  assets of the Trust  have been so  transferred,  the Trust  shall terminate and the Trustees  shall be discharged of any and all further liabilities and duties hereunder and the right,  title and interest of all parties shall be canceled and discharged.

               5. Subject to applicable  Federal and state law, the Trustees may without the vote or consent of  Shareholders  cause to be organized or assist in organizing one or more corporations,  trusts,  partnerships, limited  liability  companies,  associations,  or other  organization, under the laws of any  jurisdiction,  to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or  belonging  to such Series or Class or to carry on any  business in which the Trust shall directly or indirectly have any interest, and to sell,  convey and  transfer the Trust  property or the Trust  property
          allocated   or   belonging  to  such  Series  or  Class  to  any  such
          corporation,    trust,   limited   liability   company,   partnership,
          association,  or organization in exchange for the shares or securities thereof or otherwise,  and to lend money to,  subscribe for the shares or  securities  of,  and  enter  into  any  contracts  with  any  such
          corporation,   trust,   partnership,    limited   liability   company,
          association, or organization or any corporation,  partnership, limited liability company,  trust,  association,  or organization in which the
          Trust or such Series or Class  holds or is about to acquire  shares or any other interest.  Subject to applicable  Federal and state law, the
          Trustees may also cause a merger or consolidation between the Trust or any  successor  thereto  or any Series or Class  thereof  and any such
          corporation,   trust,   partnership,    limited   liability   company,
          association, or other organization.  Nothing contained herein shall be construed as requiring  approval of  shareholders  for the Trustees to organize or assist in  organizing  one or more  corporations,  trusts, partnerships,  limited  liability  companies,  associations,  or other organizations  and  selling,  conveying,  or  transferring  the  Trust property or a portion of the Trust  property to such  organization  or entities;  provided,  however, that the Trustees shall provide written notice  to  the  affected  Shareholders  of any  transaction  whereby, pursuant  to this part 5,  Article  NINTH,  the Trust or any Series or
          Class  thereof  sells,  conveys,  or  transfers  all or a  substantial portion of its assets to another entity or merges or consolidates with
          another   entity.   Such   transactions   may  be   effected   through
          share-for-share  exchanges,  transfer  or sale of assets,  shareholder in-kind  redemptions  and  purchases,  exchange  offers,  or any other approved by the Trustees.

               6. The original or a copy of this instrument and of each restated
          declaration of trust or instrument  supplemental  hereto shall be kept at  the  office  of  the  Trust  where  it  may  be  inspected  by any
          Shareholder.  A copy of this  instrument and of each  supplemental  or restated declaration of trust shall be filed with the Secretary of the
          Commonwealth  of  Massachusetts,  as  well as any  other  governmental office  where such  filing may from time to time be  required.  Anyone dealing with the Trust may rely on a certificate  by an officer of the
          Trust  as  to  whether  or  not  any  such  supplemental  or  restated
          declarations  of  trust  have  been  made  and  as to any  matters  in connection with the Trust  hereunder,  and, with the same effect as if it were the  original,  may rely on a copy  certified by an officer of the Trust to be a copy of this instrument or of any such  supplemental or restated  declaration of trust.  In this  instrument or in any such supplemental  or restated  declaration  of trust,  references  to this
          instrument,   and  all   expressions   like  "herein",   "hereof"  and
          "hereunder"  shall be deemed to refer to this instrument as amended or affected by any such  supplemental  or restated  declaration of trust.
          This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

               7. The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of  Massachusetts.  The Trust shall be of the type commonly called a Massachusetts  business trust,  and without limiting the  provisions  hereof,  the Trust may  exercise all powers which are ordinarily exercised by such a trust.

               8. In the  event  that any  person  advances  the  organizational expenses of the Trust, such advances shall become an obligation of the
          Trust subject to such terms and  conditions as may be fixed by, and on a date fixed by, or  determined  with  criteria  fixed by the Board of
          Trustees,  to be amortized over a period or periods to be fixed by the
          Board.

               9. Whenever any action is taken under this  Declaration  of Trust including action which is required or permitted by the 1940 Act or any other  applicable  law,  such  action  shall be  deemed  to have  been properly taken if such action is in accordance  with the  construction of the  1940  Act or such  other  applicable  law  then in  effect  as expressed in "no action" letters of the staff of the Commission or any release,  rule, regulation or order under the 1940 Act or any decision of a court of competent jurisdiction,  notwithstanding that any of the foregoing shall later be found to be invalid or otherwise  reversed or modified by any of the foregoing.

               10. Any action which may be taken by the Board of Trustees  under this  Declaration  of  Trust  or  its  By-Laws  may  be  taken  by the description thereof in the then effective  prospectus and/or statement of additional  information relating to the Shares under the Securities
          Act of 1933 or in any  proxy  statement  of the Trust  rather  than by formal resolution of the Board.

               11.  Whenever  under  this  Declaration  of  Trust,  the Board of
          Trustees  is  permitted  or required to place a value on assets of the
          Trust, such action may be delegated by the Board, and/or determined in accordance  with a formula  determined  by the  Board,  to the  extent permitted by the 1940 Act.

               12.  The  Trustee  may,  without  the  vote  or  consent  of  the
          Shareholders,  amend or otherwise supplement this Declaration of Trust by  executing  or  authorizing  an  officer of the Trust to execute on their behalf a Restated Declaration of Trust or a Declaration of Trust
          supplemental  hereto,  which  thereafter  shall  form a  part  hereof, provided,  however,  that none of the  following  amendments  shall be effective unless also approved by a Majority Vote of Shareholders: (i)
          any amendment to parts 1, 3 and 4, Article  FIFTH;  (ii) any amendment to this part 12, Article NINTH; (iii) any amendment to part 1, Article
          NINTH;  and (iv) any amendment to part 4(a),  Article NINTH that would change  the  voting  rights of  Shareholders  contained  therein.  Any amendment  required to be submitted to the  Shareholders  that, as the
          Trustees  determine,  shall affect the  Shareholders  of any Series or
          Class  shall,  with  respect  to the Series or Class so  affected,  be authorized by vote of the  Shareholders of that Series or Class and no vote  of  Shareholders  of a  Series  or  Class  not  affected  by the amendment  with  respect to that  Series or Class  shall be  required.
          Notwithstanding  anything else herein, any amendment to Article NINTH, part 1 shall not limit the  rights  to  indemnification  or  insurance provided  therein with respect to action or omission or indemnities or
          Shareholder indemnities prior to such amendment.

               13. The  captions  used herein are intended  for  convenience  of reference  only,  and shall not  modify  or affect in any  manner  the meaning or  interpretation of any of the provisions of this Agreement.
          As used herein,  the singular shall include the plural,  the masculine gender shall  include the feminine and neuter,  and the neuter  gender shall include the masculine and feminine, unless the context otherwise requires.

                    IN WITNESS  WHEREOF,  the  undersigned  have  executed  this instrument as of the 20th day of October, 2003.

                            OPPENHEIMER AMT-FREE MUNICIPALS

                            By: /s/ Denis R. Molleur
                                -----------------------
                                   Denis R. Molleur
                                   Assistant Secretary

                                          Oppenheimer AMT-Free Municipals
                                   (formerly "Oppenheimer Municipal Bond Fund")

                                                     Trustees

Name                                           Address
----                                           -------

Dr. Phillip Griffiths                          Institute for Advanced Study
                                               Einstein Drive
                                               Princeton, NJ 08540

Robert G. Galli, Esq.                          19750 Beach Road, Apt. 401
                                               Jupiter Island, FL 33469

Joel Motley                                    409 Scarborough Road
                                               Scarborough, NY 10510

John V. Murphy                                 OppenheimerFunds, Inc.
                                               Two World Financial Center
                                               225 Liberty Street, 14th Floor
                                               New York, NY 10080

Kenneth A. Randall                             6 Whittaker's Mill
                                               Williamsburg, VA 23185

Edward V. Regan                                President
                            Baruch College of the City University of New York
                                               55 Lexington Avenue
                                               Box B-4-230
                                               New York, NY 10010

Russell S. Reynolds, Jr.                       Directorship, Inc.
                                               8 Sound Shore Drive
                                               Greenwich, CT 06830

Donald W. Spiro                                399 Ski Trail
                                               Smoke Rise, NJ 07405

Ambassador Clayton K. Yeutter                  10955 Martingale Court
                                               Potomac, MD 20854